UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

ATTIS INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104

Milton GA 30004

(Address of principal executive offices)

(770) 691-6350

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 8, 2018, Attis Industries Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). A majority of the votes of common stock outstanding and entitled to vote at the Annual Meeting was present in person or by proxy, thereby constituting a quorum. Holders of shares of Series A Preferred Stock, Series D Preferred Stock and Series E Preferred Stock all voted together with the holders of common stock. Each one (1) share of Series A Preferred Stock has voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding common stock eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. Each one (1) share of Series D Preferred Stock has 6.94 votes and each one (1) share of Series E Preferred Stock has 10 votes.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth in the table below. With respect to the election of Jeffrey S. Cosman, Thomas J. Cowee, Jackson Davis and Joseph Ardagna as directors, each will serve a one-year term on the Board and until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his name.

	Number of Votes
	Votes For	Votes Against/ Withheld	Abstentions	Percentage Voted in Favor
Election of Jeffrey S. Cosman	25,593,326	17,177		56.22%
Election of Thomas J. Cowee	25,585,682	24,821		56.20%
Election of Jackson Davis	25,576,000	34,503		56.18%
Election of Joseph Ardagna	25,590,502	20,001		56.20%
Ratification of BDO USA, LLP, the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018	25,595,403	6,703	7,397	56.22%

On the basis of the above votes, (i) Jeffrey S. Cosman, Thomas J. Cowee, Jackson Davis and Joseph Ardagna were elected as members of the Board and (ii) the proposal to ratify the selection of BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was adopted.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATTIS INDUSTRIES INC.

Date: November 14, 2018	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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